================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------
                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 11, 2002

                         COMMISSION FILE NUMBER: 1-7959

                    STARWOOD HOTELS & RESORTS WORLDWIDE, INC.
             (Exact name of registrant as specified in its charter)

                                    MARYLAND
         (State or other jurisdiction of incorporation or organization)

                                   52-1193298
                      (I.R.S. employer identification no.)

                             1111 WESTCHESTER AVENUE
                          WHITE PLAINS, NEW YORK 10604
          (Address of principal executive offices, including zip code)

                                 (914) 640-8100
              (Registrant's telephone number, including area code)


                         COMMISSION FILE NUMBER: 1-6828

                            STARWOOD HOTELS & RESORTS
     (Exact name of registrant as specified in its organizational documents)

                                    MARYLAND
         (State or other jurisdiction of incorporation or organization)

                                   52-0901263
                      (I.R.S. employer identification no.)

                             1111 WESTCHESTER AVENUE
                          WHITE PLAINS, NEW YORK 10604
          (Address of principal executive offices, including zip code)

                                 (914) 640-8100
              (Registrant's telephone number, including area code)

================================================================================
ITEM 5.  OTHER EVENTS.

       In a press release dated April 11, 2002, Starwood Hotels & Resorts Worldwide, Inc. announced that it agreed to sell $1.5 billion of senior notes. The press release is included as Exhibit 99.1 and is incorporated by reference herein.

ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

         99.1 Press release dated April 11, 2002 of Starwood Hotels & Resorts Worldwide, Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STARWOOD HOTELS & RESORTS                   STARWOOD HOTELS & RESORTS
                                             WORLDWIDE, INC.


By:  Kenneth S. Siegel                 By:  Kenneth S. Siegel
-----------------------------          -----------------------------
Name:  Kenneth S. Siegel               Name:  Kenneth S. Siegel
Title: Vice President, General         Title: Executive Vice President,
       Counsel and Secretary                  General Counsel and Secretary

Dated: April 11, 2002